UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2006

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

1300 Morris Drive Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 25, 2006, AmerisourceBergen Corporation (the “Registrant”) issued (1) a news release announcing its earnings for the fiscal quarter ended June 30, 2006 and announcing its corresponding earnings conference call and (2) a news release announcing that the Registrant’s PharMerica Long-Term Care business operation reached agreement with CERES Strategies, Inc., the affiliated healthcare procurement company for Beverly Enterprises, Inc. and Golden Gate National Senior Care LLC, on a contract to provide Beverly and Golden Gate with institutional pharmacy services for the skilled-nursing and long-term care facilities operated by subsidiaries of those companies. Copies of the news releases are filed, respectively, as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	News Release announcing earnings for quarter ended June 30, 2006

99.2	News Release announcing agreement between PharMerica Long-Term Care and Beverly

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: July 25, 2006	By:	/s/ Michael D. Dicandilo
	Name:	Michael D. DiCandilo
	Title:	Executive Vice President and Chief Financial Officer